P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

JOINT VENTURE AGREEMENT

THIS AGREEMENT is made this 20th day of September 2007, by and between Aquentium, Inc. hereinafter referred to as “AQNM”, with its principle place of business located at 19024 Rupert Avenue, North Palm Springs, California 92258 and Mootah Energetic (Pty) Ltd., hereinafter referred to as the “ME”, with its principle place of business at Cramba business Park #6, Phakalane. Gaborone. Botswana.

NOW, THEREFORE, inconsideration of the promises hereinafter made by the parties hereto, it is agreed as follows:

ARTICLE I

Prospecting License

1.

DESCRIPTION. “ME”, a company incorporated under the laws of the Republic of Botswana has made application for the right to prospect for Cu, Ni, Pb, Ab, Au, PGM’s and Uranium on land which the Republic of Botswana holds mineral rights.

2.

LICENSE. Prospecting License No. PL163/2007.

3.

Issue Date. Minister of Minerals, Energy, and Water Resources of Botswana issued Prospecting License No. PL163/2007 on the 30th of July 2007.

4.

TITLE FOR EXPLORATION. Minister of Minerals, Energy and Water Resources of Botswana has granted to “ME” the exclusive rights to prospect for Ci, Ni, Pb, Ag, Au, PGM’s and Uranium for a period of three years commencing on July 1, 2007 and ending on June 30, 2010.

5.

AREA OF EXPLORATION. The license area shall be the area shown on the map annexed hereto in extent of Five Hundred seventy two point six square kilometers (572.6 km2), located in the Southern district and more fully described in Annexure I hereto: and as reduced from time to time in accordance with the provisions of the Act.

6.

TERMS OF THE ACT. In accordance with section 70 of the Act, the holder shall simultaneously with issuance of this license, and thereafter on each anniversary thereof, pay to the Government at the Office of the Director of Geological Survey, an annual charge equal to Five Pula (BWP5.00) multiplied by the number of square kilometers in the license area subject to a minimum annual charge of One thousand Pula (BWP1000.00).

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

ARTICLE II

Exploration and Mining Responsibilities and Interest

1.

 EQUIPMENT. AQNM will be solely responsible for the purchase and operation of any and all equipment needed for the exploration and mining operations.

2.

 STAFF. “AQNM” is solely responsible for establishing and maintaining the appropriate staff to conduct mining operations. “AQNM” agrees to allow “ME” participate in the day to day operations.

3.

REPORTS. “AQNM” is solely responsible to provide “ME” with forecasts every quarter of its production and any requirements for the next six months for Equipment and accessories. Such forecasts to be in such manner and on forms to be specified by “AQNM” and “ME”.

4.

FINANCING.  “AQNM” shall on a best efforts raise all the necessary capital to commence operations and maintain operations as outlined in Annexure II.

5.

OWNERSHIP INTEREST. Upon signing this agreement “AQNM” shall be the majority partner, owning 51% of the Prospecting License nO. PL163/2007.

6.

DISBURSEMENT OF REVENUES. “AQNM” shall receive 51% of all net revenues from the operations and “ME” shall receive 49% of all net revenues from operations. All disbursements of net revenues will be made on a quarterly basis after all operating expenses have been paid. Payments will be made from “AQNM” to “ME” from the offices of “AQNM”.

7.

“ME” is not an agent, employee or legal representative of “AQNM’ but rather a Joint Venture Partner. “ME” does not have any authority to assume or create any obligation or responsibility on behalf of “AQNM” or bind “AQNM” in any manner whatsoever. The relationship between “AQNM” and “ME” is that of joint venture partners. “ME” further agrees to defend, indemnify and hold “AQNM”  harmless from and against any and all claims of third parties that would have arisen but for an act or omission by “ME” that is contrary to the above-acknowledged relationship or any other term hereof except where there has been contributory negligence on the part of “AQNM”.

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

ARTICLE III

PAYMENT

1.

Prospecting License No. PL163/2007. “AQNM” agrees to issue one hundred thousand shares of common stock of Aquentium, publicly traded in the United States as payment for majority interest in this license to Mootah Energetic

(Pty) Ltd. within 30 days of signing this agreement.

2.

RESOLUTION. The Board of Directors of “AQNM” has agreed to the issuance of stock for payment of the ownership interest in Prospecting License No. PL163/2007.

ARTICLE IV

RIGHTS

1.

“AQNM” shall not be in default by reason of any failure in its performance under this Agreement if such failure results from, whether directly or indirectly, fire, explosion, strike, freight, embargo, Act of God of the public enemy, war, civil disturbance, act of any government de jure or de facto, or agency or official thereof, material or labor shortage, transportation contingencies, unusually severe weather, default of any other manufacturer or a supplier or subcontractor,quarantine, restriction, epidemic, or catastrophe, or otherwise arisen out of causes beyond the control of the “AQNM”. Nor shall the “AQNM” at any time be liable for any incidental, special or consequential damages.

2.

RESOLUTIONS. The Board of Directors of both “AQNM” and “MW” have agreed to the terms and conditions of this agreement

ARTICLE V

DURATION OF AGREEMENT

1.

Term. The term of this Agreement shall be for three (3) years from the date hereof, unless sooner terminated.

2.

TERMINATION. This agreement may be terminated only”

(a)  By either party for substantial breach of any material provision of this Agreement by the other, provided due notice has been given to the other of the alleged breach and such other party has not cured the breach within thirty (30) days thereof; or

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

(b)  By “AQNM” if: there is an unacceptable change in the control of the government of Botswana.

(c)   Upon termination of this Agreement all further rights and obligations of the parties shall cease, except that “AQNM” shall not be relieved of (i) its obligation to pay any monies due, or to become due, as of or after the date of termination, and (ii) an other obligation set forth in this Agreement which is ti take effect after the date of termination.

3.

OPTION. “AQNM” at its option shall continue operations regarding Prospecting License No. PL163/2007 for a period of 25 years.

ARTICLE VI

NOTICES

1.

NOTICES OR COMMUNICATION. Any notice or communication required or permitted hereunder (other than Administrative Notice) shall be in writing and shall be sent by register mail, return receipt requested, postage prepaid and addressed to the addresses set forth below or to such changed address as any party entitled to notice shall have communicated in writing to the other party. Notices and communication to “AQNM” shall be sent to:

Aquentium, Inc.

P.O. Box 580490

North Palm Springs, California 92258 USA

Notices and communications to “ME” shall be sent to address shown on first page of this Agreement. Any notices or communications to either party hereunder shall be deemed to have been given when deposited in the mail, addressed to the then current address of such party.

2.

DATE OF EFFECTIVENESS. Any such notice or communication so mailed shall be deemed delivered and effective seventy-two (72) hours after mailing thereof in the United States.

ARTICLE IX

GENERAL PROVISIONS

1.

RELATIONSHIP OF PARTIES. The relationship between the parties established by this Agreement shall be solely that of Joint Venture Partners and all rights and powers not expressly granted to “ME” are expressly reserved to the “AQNM”. “ME” shall have no right, power or authority in any to bind the “AQNM” to the fulfillment of any condition not herein contained, or to any contract or obligation,

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

expressed or implied.  Powers not expressly granted to “AQNM” are expressly reserved to the “ME”.  “AQNM” shall have no right, power or authority in any way to bind the “ME” to the fulfillment of any condition not herein contained, or to any contract or obligation, expressed or implied.

2.

INDEPENDENCE OF PARTIES.  Nothing contained in this Agreement shall be construed to make the “ME” the agent for “AQNM” for any purpose, and neither party hereto shall have any rights whatsoever to incur any liabilities or obligations on behalf or binding upon the other party.  “ME” specifically agrees that it shall have no power or authority to represent “AQNM” in any manner; that it will solicit orders for products as an independent contractor in accordance with the terms of this Agreement; and that it will not at any time represent orally or in writing to any person or corporation or other business entity that it has any right, power or authority not expressly granted by this Agreement.

Nothing contained in this Agreement shall be construed to make the “AQNM” the agent for “ME” for any purpose, and neither party hereto shall have any right whatsoever to incur any liabilities or obligations on behalf or binding upon the other party.  “AQNM” specifically agrees that it shall have no power or authority to represent “ME” in any manner; that it will solicit orders for products as an independent contractor in accordance with the terms of this Agreement; and that it will not at any time represent orally or in writing to any person or corporation or other business entity that it has any right, power or authority not expressly granted by this Agreement.  Both parties agree to offer to each other, services and products at their best possible price.

3.

INDEMNITY.  “ME” agrees to hold “AQNM” free and harmless from any and all claims, damages and expenses of every kind or nature whatsoever (a) arising from acts of “ME”.  “AQNM” agrees to hold “ME” free and harmless from any and all claims, damages and expenses of every kind or nature whatsoever (a) arising from acts of “AQNM”.

4.

 ASSIGNMENT.  This Agreement constitutes a business contract and “ME” shall not transfer or assign same or any part thereof without the advance written consent of “AQNM”.  “AQNM” shall not transfer or assign same or any part thereof without the advance written consent of “ME”.

5.

 ENTIRE AGREEMENT.  The entire Agreement between the “AQNM” and “ME” covering the Prospecting License No. PL163/2007 is set forth herein and any amendment or modification shall be in writing and shall be executed by duly authorized representatives in the same manner as the Agreement.  The provisions of this Agreement are severable, and if any one or more such provisions are determined to be illegal or otherwise unenforceable, in whole or inpart, under the laws of any jurisdiction, the remaining provisions or portions

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

hereof, shall, nevertheless, be binding on and enforceable by and between the parties hereto.

6.

APPLICABLE LAW.  Any disagreement arising out of this Agreement shall begoverned by the rules of arbitration by the International Chamber of Commerce London.

“AQNM” rights granted hereby are cumulative and in addition to any rights it may have at law or equity.

“ME” rights granted hereby are cumulative and in addition to any rights it may have at law or equity.

7.

SEPARATE PROVISIONS.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall no way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have cuase this Agreement to be executed by their duly authorized officers as of the date and year indicated above.

Aquentium, Inc.

By:     /s/Mark Taggatz

Mark Taggatz, President and CEO

Date    9/20/07

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

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Mootah, Energetic (Pty.) Ltd.

By       /s/Seteng Motalaote

     Seteng Motalaote, Director

Date       20/09/07

Witness 1   [illegible]

Witness 2    [illegible]

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

Annexure I

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

[Logo]

Republic of Botswana

PROSPECTING LICENSE

In favour of

MOOTAH ENERGETIC (PTY) LTD.

PROSPECTING LICENSE NO. 163/2007

[Seal]

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

REPUBLIC OF BOTSWANA

Form II

Prospecting License No. PL163/2007

Issued in terms of section 16 of the Mines and Minerals Act.

WHEREAS Mootah Energetic (Pty) Ltd a company incorporated under the laws of Republic of Botswana (hereinafter referred to as “the holder”) has made application for the right to prospect for Cu, Ni, Pb, Zn, Au, PGM’s and Uranium on land to which the Republic of Botswana holds mineral rights.

AND WHEREAS provision is made under section 14 of the act for the conferring of such rights by means of a prospecting license:

NOW THEREFORE, the Minister hereby grants to the holder the exclusive right to prospect for Cu, Ni, Zn, Ag, Au, PMG’s & Uranium in the license area for a period of 3 years commencing on 01 July 2007 and ending on 30 June 2010.

1.

The License area shall be the area shown on the map annexed hereto in extent of Five hundred seventy two point six square kilometers (572.6 km2), located in Southern district(s) and more fully described in Annexure I hereto; and as reduced from time to time in accordance with the provisions of the Act.

[Seal]

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

2.

In accordance with section 70 of the Act, the holder shall, simultaneously with issuance of this license, and thereafter on each anniversary thereof, pay to the Government at the Office of the Director of Geological Survey, an annual charge equal to Five Pula (BWP5.00) multiplied by the number of square kilometers in the License area subject to a minimum annual charge of One thousand Pula (BWP1000.00).

3.

The holder shall incur the minimum annual expenditures and shall expeditiously carryout the programme of prospecting operations set out in Annexure II.

GIVEN under my hadn at GABORONE THIS 30th day of July in the year 2007.

           [illegible]

            Minister

      Ministry of Minerals, Energy and

      Water Resources

[Seal]

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

ANNEXURE I

The license area is Five hundred and seventy two point six square kilometers (572.6 Km2) defined by boundary lines, which shall be straight unless otherwise stated, joining successive points at the following coordinates in Geographic Coordinate System, Datum WGS 1984:

Point

Longitude (East)

Latitude (South)

A

24.545939

-25.196200

B

24.660000

-25.190000

C

24.683598

-25.458656

D

24.540130

-25.458656

E

24.468008

-25.371987

F

24.467157

-25.306841

G

24.680658

-25.307444

Total Area 572.6 km2

[Seal]

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium-------------------------------------------------------------------------

Annexure II

P.O. Box 580943

19125 North Indian Avenue

North Palm Springs, California 92258 USA

Telephone (760) 329-4139

Facsimile (760) 329-4096

www.AQUENTIUM.com

----------------Aquentium--------------------------------------------------------------------------------------

ANNEXURE II

[Seal]

Programme of Prospecting Operations

Programme of prospecting operations	Proposed minimum expenditure

Year 1

i.   Detailed historical data review. This stage of

exploration will focus on the review of existing metal exploration and geophysical data held at the Botswana

Geological Survey

ii.  Geological and structural mapping

iii.  Detailed geological interpretation, including assessment of alteration zones in mafic and granitic rocks using hyper spectral remote sensing.

iv.  Soil and stream sediment geochemistry, widely spaced grid of approximately 5km by 5km

v.   Airborne Magnetics and gravity geophysical surveys

four hundred thousand pula (P400 000.00)

Year 2

i.   Soil sampling on a grid of about 2km by 2 km

ii.  High priority areas from year 1 work will be followed by high resolution airborne geophysical survey and then detailed ground survey (magnetics and gravity).

iii.  Integration of geochemical and geophysical data to prioritise for further detailed follow up geophysics and geochemistry.

iv.  Drilling of priority targets

Eight hundred thousand pula (P800 000.00)

Year 3

i.   Test drilling of targets will continue.

ii.   Geological logging

iii.  If there are mineral occurrences intersected, samples

will be taken for assays.

iv.   Detailed geological re-interpretation and integration of

the geochemical, geophysical and geological data, to

come with a mineralization model, if appropriate.

Eight hundred thousand pula (P800 000.00)